UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2013
Date of Report (Date of earliest event reported)

TRILLIANT EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138332	20-0936313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Third Avenue #645 New York, New York	10150
(Address of principal executive offices)	(Zip Code)

(212) 203-0310
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANTS BUSINESS AND OPERATIONS

ITEM 1.02 – TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Trilliant Exploartion Corporation, a Nevada Corporation (the “company’) came to terms with debt and bond holder Trafalgar Capital SIF (in Liquidation) (“Trafalgar”). The company and Trafalgar agreed to cancel all outstanding debt, in both secured and unsecured bonds, debentures and loan notes that took place through 2008-2010, effective December 30, 2013. Total accrued debt and interest payments outstanding of approximately Two Million Five hundred and Seventy Four thousand dollars ($2,574,178) have effectively been cancelled effective December 30, 2013.

The company and Trafalgar have agreed to a new six month promissory note for $250,000 (Two hundred and fifty thousand Dollars) effective January 1, 2014 with annual interest of 6%. Effective January 1, 2014, this shall be the only outstanding agreement between the company and Trafalgar.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Trilliant Exploration Corporation, a Nevada corporation (the “Company”) accepted the resignation of RBSM LLP effective December 10, 2013. The decision to accept the resignation of its principal independent registered public accounting firm was based upon the fact that the the company was no longer able to rely on its auditors to do the work needed in a timely and sufficient manner.

Item 304 -- Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

i.	The auditors resigned on December 10, 2013 with full approval from the company due to an inability to provide quick and timely service.

ii.	There were no past disclaimers or adverse opinions from the auditor. The previous audit from 2012 contained a valid opinion.

iii.	The decision to change accountants was recommended and approved by the Board of Directors.

iv.	There were no disagreements with the past auditor.

There were no disagreements with the previous auditor regarding any material weaknesses of the company.

The decision to accept the resignation of its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The company is currently speaking with potential new auditors and expects to announce its new auditor imminently.

The company has reached out to their former auditor and has not received a response.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

99.1	Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLIANT EXPLORATION CORPORATION

Date: February 20, 2014	By:	/s/ Eric Radtke
	Name:	Eric Radtke
	Title:	President